Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Event [Text Block]
Subsequent Events

Stock Repurchase
Subsequent to December 31, 2011 and through February 16, 2012, we repurchased 282,090 shares of our common stock, including 60,200 shares executed during December 2011 but settled in January 2012, under the stock repurchase program authorized by the Board of Directors on October 24, 2011. The average price paid per share was $37.56.

Business Acquisition
On February 15, 2012, we signed an Agreement and Plan of Merger (Merger Agreement) with SmartSynch, Inc. (SmartSynch). SmartSynch is a provider of point-to-point smart grid solutions that utilize cellular networks for communications. We have partnered with SmartSynch for more than a decade, delivering integrated solutions to some of our largest smart grid customers. Our technologies are complementary and together provide options to tailor solutions for multiple customer scenarios.

The estimated total purchase price of SmartSynch is approximately $100 million in cash. Completion of this acquisition is expected in the second quarter of 2012.